UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of Registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund
The Sands Capital Global Growth Fund

Semi-Annual Report	April 30, 2011
Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND APRIL 30, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	15
Disclosure of Fund Expenses	25
The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND APRIL 30, 2011
Dear Shareholder:
We are pleased to send you the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the period ending April 30, 2011, which contains information on the holdings of the Fund, along with financial highlights and a Statement of Operations. During the past six months, the Fund’s Institutional Class and Investor Class returned 14.05% and 13.97% respectively, compared to a 14.06% return for the MSCI All Country World Index (ACWI). Given our long-term orientation we tend not to have too much investment activity to report during any given quarter or two. Stock prices and investment performance often move around over the short term, but underlying business values tend to be far less volatile. Consequently, instead of attempting to explain short term stock price fluctuations, we will typically approach this letter as an opportunity to remind our Fund investors what we do at Sands Capital, and more importantly, why we do it.
Our proprietary fundamental research focuses on identifying leading growth businesses that meet the following six investment criteria, which collectively have served as the cornerstone of the investment strategy at Sands Capital for almost 20 years: 1) sustainable above average earnings growth; 2) leadership position in a promising business space; 3) significant competitive advantages; 4) clear mission and value-added focus; 5) financial strength; and 6) rational valuation relative to the market and business prospects. These deceptively “simple” criteria form the foundation of everything we do at Sands Capital. They serve as a common language for the research team; a common lens through which to focus our efforts on what we believe is the relatively small “sweet spot” of sustainable growth that exists within the vast universe of global equities.
While we at Sands Capital continue to focus our research efforts on the long-term health of the underlying businesses in our portfolio, we have been getting a number of questions from investors about the potential impact of an inflationary environment. Therefore, in this letter we thought it would be appropriate to take a closer look at how we think some of the companies we own are positioned to effectively manage through periods of higher-than-expected inflation.
Growth Equity Investing in an Inflationary Environment
As higher prices in many agricultural commodities and energy work their way deeper into the global labor markets and ultimately finished goods, companies and investors are becoming increasingly concerned about the potential negative implications for corporate profits. As a reminder, inflation appears on the door step of most companies in the form of higher operating costs (i.e., a higher “cost of doing

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND APRIL 30, 2011
business”). In turn, these higher costs put pressure on profit margins, which management teams attempt to offset by streamlining operations and/or raising product prices. While intuitive in theory, it is much more difficult to implement effectively in practice, and some business models are better positioned than others to implement the necessary adjustments. In our research, we have found that only a select number of businesses are in a position to efficiently reduce costs, as well as pass price increases along to end consumers where appropriate, without depressing future growth or stifling current demand.
We think much of this unique ability is driven by a company’s sustainable competitive advantage. Understanding the duration of and long-term dynamics around a company’s competitive advantage has been a key pillar of our fundamental, bottom-up, company-focused research process for almost two decades. More specifically, sustainable competitive advantages demonstrated by the businesses we own are generally reflected in some combination of the following factors: 1) unique, value-added products or services; 2) proprietary intellectual property and/or patents; 3) superior branding and reputation; 4) significant scale advantages; 5) distribution capabilities and operational efficiencies, and/or; 6) natural monopoly or oligopoly market positions.
Owning businesses with strong and sustainable competitive advantages, including the ability to pass along inflation through higher prices to either suppliers and/or customers—or in some cases to act as a deflationary force by providing customers with cost and/or efficiency solutions—should provide our portfolio with some protection from the corrosive effects of inflation.
Below are some examples of how we believe our portfolio companies may operate through an inflationary environment.
Li & Fung (494-HK) — Leading global consumer goods sourcing company
Li & Fung, which sources consumer goods from Asia for retailers in the developed world, was among the first companies in our portfolio to see inflation as prices of materials and labor started increasing mid-2010. Since Li & Fung operates on a commission model, a moderate level of inflation is good for it because as prices increase, so do the commission dollars Li & Fung charges. As long as its retail customers can pass higher costs on to their customers as opposed to cutting orders, Li & Fung will benefit. To this point, we have seen many retailers raise prices without adverse effects on end consumer demand, so this is a positive. Furthermore, if inflation persists, retailers who had enjoyed a decade of expanding gross margins due to cheaper sourcing alternatives will once again seek efficiency and cost reductions. In this

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND APRIL 30, 2011
environment, they often turn to Li & Fung to manage their supply chain or use Li & Fung to consolidate smaller vendors, allowing Li & Fung to benefit another way.
National Oilwell Varco (NOV) — Leading global supplier of critical drilling rig equipment
Though a beneficiary of rising fuel prices, energy companies are not immune to the impact of increasing production costs. If costs rise faster than the price a company can pass-on to end customers, operating margins and earnings can contract. Further upstream, confidence among global producers that oil prices will remain at levels high enough to justify increased investment in long-term projects like deepwater exploration and drilling has helped reignite the multi-decade rig building and replacement cycle that was disrupted by the global financial meltdown.
Although National Oilwell Varco is beginning to experience inflationary pressures such as higher steel prices, we believe its strong competitive position as the dominant player in a critical part of the value chain coupled with strong demand for its products should enable the company to pass these escalating costs on to its customers. In fact, along with the rebound in newbuild rig activity and rig equipment orders, we are beginning to see pricing return to pre-crisis levels and in some cases starting to move even higher. These factors should enable National Oilwell Varco to maintain margins and profits while benefiting from the resurgence in demand, which should drive a sustainable period of above-average growth.
NIKE (NKE) — Iconic global consumer brand
NIKE is one of the more inflation-exposed businesses among our holdings. Higher input costs such as oil, cotton, labor and air freight can take an immediate toll on gross margins and earnings. However, global demand for NIKE’s products remains strong and it is well-positioned to increase prices and manage its supply chain to mitigate the impacts of rising costs. NIKE’s management announced this quarter that they will raise prices this fall on a style-by-style and market-by-market basis. NIKE’s retail customers lock in prices well in advance of delivery, which allows it to reduce inventory risk, but creates a lag in its ability to swiftly adjust pricing. At the same time, NIKE is reducing its operating expenses to mitigate the impact of gross margin erosion. Overall, we believe NIKE is one of only a select number of truly global brands, and as the clear leader in the athletic footwear and apparel industry, we think it is well-positioned to continue to take share in both developed and emerging markets. Its pricing power and dominant brand are hallmarks of the type of leading growth business we want to own long-term.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND APRIL 30, 2011
Tingyi Holding (322-HK) — China’s largest packaged food and beverage company
A business that has seen gross margin compression due to inflationary forces is Tingyi, which is a leader in instant noodles and ready-to-drink tea categories in China. Tingyi has been hurt as important inputs like PET resin used in plastic bottles, sugar used in its beverages, and palm oil used in its noodles have reached record highs driven by commodity speculation, increased global demand, and near-term adverse growing conditions. However, an important dynamic playing out in China is that wages are rising in concert with higher prices, leading to higher purchasing power and increased consumption. As discretionary income rises, Tingyi is seeing rapid sales growth in beverages and trading up in its instant noodle category. The latest quarterly results provided evidence, as Tingyi revenues grew 32% year to year and maintained dominant market share positions in instant noodles and ready-to-drink teas. As long-term investors, we look for businesses that have the ability to grow as purchasing power increases, and we believe Tingyi can manage through the current cost environment.
Visa (V) — Operator of the world’s largest payment network
In financial services, our focus on our six key investment criteria often leads us to companies that operate at the “choke point” of their industries and that as a result, carry meaningful pricing power. Ad-valorem or value-based pricing is one way companies can achieve inflation protection in their businesses. Visa is a great example because it maintains the ability to charge issuers and merchant acquirers transaction fees that are based on the total dollar amount spent on Visa branded cards. As fuel and other commodity prices increase, Visa’s revenues increase proportionally. This pricing model enables Visa to automatically realize corresponding increases in revenue without renegotiating pricing terms. However, the general headwind created for overall consumer spending in an inflationary environment could negatively impact payment processing volumes, but we believe the powerful secular trend toward electronic payments should help offset any potential impact.
* * *
While no equity portfolio is immune to the impact of inflation, owning a portfolio of businesses with strong and sustainable competitive advantages, many of which operate at the “choke point” of their respective value chains, should help mitigate the potentially negative impact of inflationary pressures. Over the short-term, we cannot predict what macroeconomic factors will emerge as being most central to driving investment returns and how long it may take even the best companies to adjust accordingly. However, we continue to apply our intensive fundamental research

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND APRIL 30, 2011
process to identifying leading businesses with durable competitive advantages that we believe are in the “sweet spot” of sustainable above average growth.
Through the consistent application of our investment philosophy and process, we continue to find and research leading businesses we can own at rational valuations. We expect these companies should be able to effectively navigate market extremes and continue to create business value, and ultimately wealth for shareholders over time. We currently own 41 of these special businesses, and expect that attractive future long-term returns are likely to be driven by the compelling growth and duration that exists in our portfolio today.
We greatly appreciate your interest and support, and we look forward to providing future updates on our investment approach and results.
Sincerely,
The Sands Capital Management Investment Team
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month, please call 1-888-826-5646.
This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
Definition of the Comparative Index
The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
SECTOR WEIGHTINGS†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.3%

	Shares	Value

ARGENTINA — 2.1%
MercadoLibre	2,330	$212,962

AUSTRALIA — 1.7%
CSL	4,475	168,519

BRAZIL — 7.3%
BM&F Bovespa	46,000	345,366
Cielo	11,025	103,101
Hypermarcas*	11,450	153,516
Natura Cosmeticos	4,475	125,601

		727,584

CHINA — 4.6%
Mindray Medical International ADR	4,800	128,304
New Oriental Education & Technology Group ADR*	1,950	243,048
Tingyi (Cayman Islands) Holding	33,525	88,929

		460,281

DENMARK — 1.2%
Novozymes, Cl B	675	116,652

HONG KONG — 4.0%
Hong Kong Exchanges and Clearing	3,475	79,292
Li & Fung	63,725	325,768

		405,060

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value

MEXICO — 2.4%
Wal-Mart de Mexico	75,425	$235,924

NETHERLANDS — 2.4%
ASML Holding ADR	5,850	244,296

PORTUGAL — 1.4%
Jeronimo Martins SGPS	8,800	144,403

SOUTH AFRICA — 5.2%
Naspers, Cl N	8,600	517,504

SWITZERLAND— 7.4%
ABB ADR	5,800	159,442
Kuehne & Nagel International	2,115	337,950
SGS	122	242,195

		739,587

TAIWAN — 1.2%
Taiwan Semiconductor ADR	8,525	115,087

UNITED KINGDOM — 3.7%
ARM Holdings	35,650	369,419

UNITED STATES — 48.7%
Allergan	2,425	192,933
Amazon.com*	2,320	455,880
Apple*	730	254,208
Charles Schwab	12,775	233,910
Cree*	1,500	61,110
FMC Technologies*	3,950	183,596
Google, Cl A*	375	204,038
Intercontinental Exchange*	1,550	186,543
Intuitive Surgical*	820	286,754
Las Vegas Sands*	4,400	206,844
National Oilwell Varco	6,025	462,057
NIKE, Cl B	2,625	216,090
Praxair	2,175	231,463
QUALCOMM	8,150	463,246
Salesforce.com*	3,025	419,265
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value

UNITED STATES — (continued)
Schlumberger	4,605	$413,299
Visa, Cl A	5,150	402,318

		4,873,554

TOTAL COMMON STOCK (Cost $7,699,004)		9,330,832

LOW EXERCISE PRICE OPTION WARRANTS — 5.0%

INDIA — 5.0%
Hero Honda Motors, expires 10/08/14 (A)††*	3,100	119,077
ITC Ltd. expires 01/30/12 (A)†*	3,900	16,852
ITC Ltd. expires 09/29/14 (A)††*	48,000	207,408
Larsen and Toubro, expires 09/24/13 (A)†*	1,500	53,762
Larsen and Toubro, expires 11/04/14 (A)††*	2,850	102,147

TOTAL LOW EXERCISE PRICE OPTION WARRANTS (Cost $440,268)		499,246

TOTAL INVESTMENTS — 98.3% (Cost $8,139,272)		$9,830,078

Percentages are based on Net Assets of $10,000,908.

*	Non-income producing security.

(A)
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2011, the value of these securities amounted to $499,246, representing 5.0% of Net Assets.

†	Security issued by J.P.Morgan International Derivatives Ltd.

††	Security issued by JPMorgan Chase Bank N.A.
ADR — American Depositary Receipt
Cl — Class
Ltd. — Limited
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $8,139,272)	$9,830,078
Cash	180,321
Receivable due from Investment Adviser	32,193
Prepaid Expenses	20,058
Dividend Receivable	11,209
Reclaim Receivable	2,437

Total Assets	10,076,296

Liabilities:
Payable due to Administrator	13,151
Payable due to Investment Adviser	6,807
Chief Compliance Officer Fees Payable	3,458
Payable due to Trustees	2,125
Shareholder Servicing Fees Payable	201
Payable for Capital Shares Redeemed	26
Other Accrued Expenses	49,620

Total Liabilities	75,388

Net Assets	$10,000,908

NET ASSETS CONSIST OF:
Paid-in Capital	$8,261,086
Undistributed Net Investment Income	4,820
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	43,953
Net Unrealized Appreciation on Investments	1,690,806
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	243

Net Assets	$10,000,908

Net Asset Value Per Share — Institutional Class Shares ($9,621,027 ÷ 736,199 shares)	$13.07

Net Asset Value Per Share — Investor Class Shares ($379,881 ÷ 29,109 shares)	$13.05

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND FOR THE
SIX MONTHS ENDED
APRIL 30, 2011 (Unaudited)
STATEMENT OF OPERATIONS

Investment Income:
Dividend Income	$49,276
Less: Foreign Taxes Withheld	(2,452)

Total Investment Income	46,824

Expenses:
Administration Fees	79,343
Investment Advisory Fees	32,336
Chief Compliance Officer Fees	4,848
Trustees’ Fees	4,219
Shareholder Servicing Fees — Investor Class	157
Transfer Agent Fees	39,920
Offering Costs (See Note 2)	24,355
Legal Fees	19,690
Printing Fees	19,175
Custodian Fees	12,159
Registration Fees	11,776
Audit Fees	10,088
Insurance and Other Expenses	7,610

Total Expenses	265,676

Less:
Waiver of Investment Advisory Fees	(32,336)
Reimbursement by Investment Adviser	(191,329)
Fees Paid Indirectly (See Note 4)	(7)

Net Expenses	42,004

Net Investment Income	4,820

Net Realized Gain (Loss) on:
Investments	55,233
Foreign Currency Transactions	(10,198)

Net Realized Gain	45,035

Net Change in Unrealized Appreciation on:
Investments	963,492
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	185

Net Change in Unrealized Appreciation	963,677

Net Gain on Investments and Foreign Currency Transactions	1,008,712

Net Increase in Net Assets Resulting from Operations	$1,013,532

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Period
	April 30,	Ended
	2011	October 31,
	(Unaudited)	2010*
Operations:
Net Investment Income	$4,820	$2,313
Net Realized Gain on Investments and Foreign Currency Transactions	45,035	13,213
Net Change in Unrealized Appreciation on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	963,677	727,372

Net Increase in Net Assets Resulting from Operations	1,013,532	742,898

Distributions to Shareholders:
Net Realized Gains
Institutional Class Shares	(15,969)	—
Investor Class Shares	(639)	—

Distributions to Shareholders	(16,608)	—

Capital Share Transactions:
Institutional Class Shares
Issued	3,522,385	2,212,245
Reinvestment of Distributions	15,968	—
Redeemed	(81,688)	(18,087)
Issued in Connection with In-Kind Transfer**	—	2,304,403

Net Increase in Net Assets from Institutional Class Share Transactions	3,456,665	4,498,561

Investor Class Shares
Issued	105,051	100,318
Reinvestment of Distributions	639	—
Redeemed	(48)	(100)
Issued in Connection with In-Kind Transfer**	—	100,000

Net Increase in Net Assets from Investor Class Share Transactions	105,642	200,218

Net Increase in Net Assets from Capital Share Transactions	3,562,307	4,698,779

Total Increase in Net Assets	4,559,231	5,441,677

Net Assets:
Beginning of Period	5,441,677	—

End of Period (Including Undistributed Net Investment Income of $4,820 and $0, respectively)	$10,000,908	$5,441,677

*	Commenced operations on March 31, 2010.

**	See Note 10.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Six Months
	Ended	Period
	April 30,	Ended
	2011	October 31,
	(Unaudited)	2010*
Share Transactions:
Institutional Class Shares
Issued	288,058	224,678
Reinvestment of Distributions	1,336	—
Redeemed	(6,544)	(1,769)
Issued in connection with In-Kind Transfer**	—	230,440

Total Increase in Institutional Class Shares	282,850	453,349

Investor Class Shares
Issued	8,631	10,438
Reinvestment of Distributions	54	—
Redeemed	(4)	(10)
Issued in connection with In-Kind Transfer**	—	10,000

Total Increase in Investor Class Shares	8,681	20,428

Net Increase in Shares Outstanding from Share Transactions	291,531	473,777

*	Commenced operations on March 31, 2010.

**	See Note 10.

Amounts designated as “—” are zero shares.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Institutional Shares
	Six Months
	Ended		Period
	April 30,		Ended
	2011		October 31,
	(Unaudited)		2010*
Net Asset Value, Beginning of Period	$11.49		$10.00

Income from Investment Operations:
Net Investment Income†	0.01		0.01
Net Realized and Unrealized Gain	1.60		1.48

Total from Investment Operations	1.61		1.49

Less Distributions:
Net Realized Gains	(0.03)		—

Net Asset Value, End of Period	$13.07		$11.49

Total Return††	14.05%		14.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$9,621		$5,207
Ratio of Expenses to Average Net Assets	1.10	%**	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	6.98	%**	13.43	%**
Ratio of Net Investment Income to Average Net Assets	0.13	%**	0.11	%**
Portfolio Turnover Rate	6	%***	17	%***

*	Commenced operations on March 31, 2010.

**	Annualized

***	Not annualized.

†	Per share calculations were performed using average shares for the period.

††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Investor Shares
	Six Months
	Ended		Period
	April 30,		Ended
	2011		October 31,
	(Unaudited)		2010*
Net Asset Value, Beginning of Period	$11.48		$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	—	(1)	—	(1)
Net Realized and Unrealized Gain	1.60		1.48

Total from Investment Operations	1.60		1.48

Less Distributions:
Net Realized Gains	(0.03)		—

Net Asset Value, End of Period	$13.05		$11.48

Total Return††	13.97%		14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$380		$234
Ratio of Expenses to Average Net Assets	1.20	%**@	1.20	%**@
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	7.13	%**	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)	%**	0.02	%**
Portfolio Turnover Rate	6	%***	17	%***

*	Commenced operations on March 31, 2010.

**	Annualized

***	Not annualized.

(1)	Amount shown represents less than $0.01.

†	Per share calculations were performed using average shares for the period.

††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
NOTES TO FINANCIAL STATEMENTS
1.	Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 39 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2.	Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2011, there were no fair valued securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.
The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s administrator and can request that a meeting of the Committee be held.
If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.
Low Exercise Price Option Warrants (“LEPO”) are purchased in order to own local exposure to certain countries in which the Fund in not locally registered. LEPOs are valued at fair value in accordance with the Committee’s approved fair valuation procedures, which are in agreement with the defined valuation terms by the LEPO’s issuer.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3).
The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$9,330,832	$—	$—	$9,330,832
Low Exercise Price Option Warrants	—	499,246	—	499,246

Total Investments in Securities	$9,330,832	$499,246	$—	$9,830,078

During the six months ended April 30, 2011 there were no significant transfers between Level 1 and Level 2 investments. For the six months ended April 30, 2011, there were no Level 3 investments.
For the six months ended April 30, 2011, there have been no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.
Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of Capital Shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. There were no redemption fees retained during the six months ended April 30, 2011.
Organization and Offering Costs — Organization costs of the Fund, which commenced operations on March 31, 2010, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized over a twelve-month period from inception.
3.	Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company,and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.
The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2011, the Fund incurred 0.10% or $157 of shareholder servicing fees.
Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.
The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended April 30, 2011, the Fund earned cash management credits of $7 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.
5.	Investment Advisory Agreement:
Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly,at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extra-ordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. At April 30, 2011, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was $492,459.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
6.	Investment Transactions:
For the six months ended April 30, 2011, the Fund made purchases of $4,046,432 and sales of $418,274 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.
7.	Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
There were no dividends and distributions declared during the period ended October 31, 2010.
As of October 31, 2010, the components of Distributable Earnings on a tax basis were as follows:

Undistributed	Unrealized	Total Distributable
Ordinary Income	Appreciation	Earnings
$16,571	$726,327	$742,898
The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2011, were as follows:

	Aggregate	Aggregate
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$8,139,272	$1,762,948	$(72,142)	$1,690,806
8.	Indemnifications:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
9.	Concentration of Risks:
When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2011, the net assets of the Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.
10.	In-Kind Transfer:
On March 31, 2010, the Fund commenced operations as a result of a contribution in-kind of investment securities from a separately managed account managed by the Adviser. As a result of the transfer, the securities were transferred at their current value on the date of transaction as follows:

Class	Shares Issued	Value
Institutional	230,440	$2,304,403
Investor	10,000	100,000
11.	Other:
At April 30, 2011, 67% of Institutional Class Shares and 100% of Investor Class shares outstanding were held by three record shareholders in each class, owning 10% or greater of the aggregate total shares outstanding of each class. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2011 (Unaudited)
12.	Subsequent Events:
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/10	4/30/11	Ratios	Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,140.50	1.10%	$5.84
Investor Class Shares	1,000.00	1,139.70	1.20	6.37
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.34	1.10%	$5.51
Investor Class Shares	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

NOTES

NOTES

NOTES

Sands Capital Global Growth Fund
P.O. Box 219009
Kansas City, MO 64121
888-826-5646
Adviser:
Sands Capital Management, LLC
1101 Wilson Boulevard, Suite 2300
Arlington, VA 22209
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Independent Registered Public Accounting Firm:
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Fund described.
SAN-SA-001-0200

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by
Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/S/ Philip T. Masterson Philip T. Masterson, President
Date: 07/08/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ Philip T. Masterson Philip T. Masterson, President

Date: 07/08/11

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer, Controller & CFO
Date: 07/08/11

*	Print the name and title of each signing officer under his or her signature.